UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

TERRA NITROGEN COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2010, Terra Nitrogen Company, L.P., a Delaware limited partnership (“TNCLP”), issued a press release announcing a cash distribution for the quarter ended March 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)-(b)

On April 28, 2010, the Audit Committee of the Board of Directors of Terra Nitrogen GP Inc. (the “Audit Committee”), the general partner of TNCLP and an indirect, wholly-owned subsidiary of CF Industries Holdings, Inc. (“CF”), approved the engagement of KPMG LLP (“KPMG”) as TNCLP’s independent registered public accounting firm beginning with the year ending December 31, 2010. KPMG currently serves as CF’s independent registered public accounting firm. Concurrently with such engagement, TNCLP dismissed Deloitte & Touche LLP (“Deloitte”) as TNCLP’s independent registered public accounting firm.

The reports of Deloitte on the consolidated financial statements of TNCLP for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During TNCLP’s two most recent fiscal years ended December 31, 2009 and December 31, 2008 and from January 1, 2010 through April 28, 2010, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have cause Deloitte to make reference to the subject matter of such disagreements in connection with its reports on TNCLP’s consolidated financial statements for such years.

During TNCLP’s two most recent fiscal years ended December 31, 2009 and December 31, 2008 and from January 1, 2010 to April 28, 2010, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

TNCLP has provided Deloitte with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Deloitte to furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Deloitte’s letter dated April 30, 2010 is attached hereto as Exhibit 16.1 to this Form 8-K.

In deciding to engage KPMG, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG has no commercial relationship with TNCLP that would impair its independence. During the fiscal years ended December 31, 2009 and December 31, 2008 and from January 1, 2010 through April 28, 2010, neither TNCLP nor anyone acting on its behalf has consulted with KPMG on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated April 30, 2010.

99.1	Press release, dated April 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

/s/ Douglas C. Barnard
Name: Douglas C. Barnard
Title: Vice President, General Counsel, and Corporate Secretary

Date: May 4, 2010

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated April 30, 2010.

99.1	Press release, dated April 28, 2010.